THE RBB FUND TRUST

First Eagle Overseas Equity ETF | (Ticker: FEOE)

(the “Fund”)

Supplement dated June 30, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”),

each dated December 31, 2025

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1.	Anticipated Retirement of Portfolio Manager Alan Barr

Effective December 17, 2026, Alan Barr is retiring from First Eagle Investment Management, LLC (the "Adviser") and will no longer serve as a portfolio manager of the Fund.

Accordingly, effective December 17, 2026, all references to Mr. Barr in the Fund's Summary Prospectus, Prospectus and SAI are deleted. Matthew McLennan, Christian Heck, and Adrian Jones will continue to be responsible for the day-to-day management of the Fund.

Investors should retain this supplement for future reference